SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of August 30, 2006, by and among Charys Holding Company, Inc., a Delaware corporation, (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

     WHEREAS:

     A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 ACT"), and Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

     B. The Company has authorized a new series of senior secured convertible notes of the Company, which notes shall be convertible into the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), in accordance with the terms of the notes.

     C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of the Notes, in substantially the form attached hereto as Exhibit A (the
                                                                  ---------
"NOTES"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto (as converted, collectively, the "CONVERSION SHARES"), and (ii) warrants, in substantially the form attached hereto as Exhibit B (the
                                                                  ---------
"WARRANTS"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4) on the Schedule of Buyers. Any shares of the Common Stock issued or issuable upon the exercise of the Warrants are hereinafter referred to as the "Warrant Shares."

     D. At the Closing (as defined below) the parties hereto shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the
          ---------
Company has agreed to provide certain registration rights with respect to the Conversion Shares and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     E. The Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES."

     F. Except as may be otherwise provided herein, the Notes will rank senior to all outstanding and future indebtedness of the Company, subject to Permitted Senior Indebtedness (as defined in the Notes), and except as may be otherwise provided herein will be secured by a first priority, perfected security interest in all of the assets of the Company and each of the Company's subsidiaries, as evidenced by the security agreement attached hereto as Exhibit
                                                                         -------
D  (the  "SECURITY  AGREEMENT")  and  any  ancillary  documents related thereto,
-
collectively  the  "SECURITY  DOCUMENTS").

     NOW,  THEREFORE,  the  Company  and  each  Buyer  hereby  agree as follows:

1.     PURCHASE  AND  SALE  OF  NOTES  AND  WARRANTS.
       ---------------------------------------------

     (a)     Purchase  of  Notes  and  Warrants.
             ----------------------------------

          (i)     Notes  and  Warrants.  Subject to the satisfaction (or waiver)
                  --------------------
of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, will purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers and (y) Warrants to acquire that number of Warrant Shares as is set forth opposite such Buyer's name in column (4) on the Schedule of Buyers (the "CLOSING").

          (ii)     Closing.  The  Closing shall occur on the Closing Date at the
                   -------
offices  of  Gottbetter & Partners, LLP, 488 Madison Avenue, New York, NY 10022.

          (iii)     Purchase  Price.  The aggregate purchase price for the Notes
                    ---------------
and the Warrants to be purchased by such Buyer at the Closing (the "PURCHASE PRICE") shall be the amount set forth opposite such Buyer's name in column (6) of the Schedule of Buyers. Each Buyer shall pay $0.95 for each $1.00 of principal amount of Notes and related Warrants to be purchased by such Buyer at the Closing.

     (b)     Closing Date. The date and time of the Closing (the "CLOSING DATE")
             ------------
shall be 10:00 a.m., New York City Time, on the date following notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and each Buyer).

     (c)     Form of Payment.  On the Closing Date and following satisfaction of
             ---------------
the Closing conditions set forth in Section 7, each Buyer shall pay its Purchase Price to the Company for the Notes and the Warrants being issued and sold to such Buyer at the Closing by wire transfer of immediately available funds to an account designate in writing by the Company. On the Closing Date and following satisfaction of the Closing conditions set forth in Section 6, the Company shall deliver to each Buyer (A) the Notes (in the principal amounts as such Buyer shall have requested prior to the Closing) which such Buyer is then purchasing and (B) the Warrants (in the amounts as such Buyer shall have requested prior to the Closing) which such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.     BUYER'S  REPRESENTATIONS  AND  WARRANTIES.
       -----------------------------------------

     Each  Buyer  represents  and  warrants  with  respect  to only itself that:


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
     (a)     No  Public  Sale  or Distribution.  Such Buyer is (i) acquiring the
             ---------------------------------
Notes and the Warrants and (ii) upon conversion of the Notes and exercise of the Warrants will acquire the Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt  from  registration under the 1933 Act; provided, however, that by making
                                               --------  -------
the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. Further, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among such Buyer and any other Person with respect to any securities of the Company, including but not limited to transfer or voting of any of the Securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     (b)     Accredited  Investor  Status  and  Qualified  Institutional  Buyer
             ------------------------------------------------------------------
Status.  Such  Buyer is an "accredited investor" as that term is defined in Rule
------
501(a)  under  the 1933 Act.  Such Buyer is not a registered broker-dealer under
Section  15 of the Securities Exchange Act of 1934, as amended (the "1934 ACT").

     (c)     Reliance on Exemptions.  Such Buyer understands that the Securities
             ----------------------
are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

     (d)     Information.  Such  Buyer  and  its  advisors,  if  any,  have been
             -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the
Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Specifically, such Buyer has been provided with access to all of the Company's SEC Documents (as defined in Section 3(k)), including the following: (i) the Company's annual report to stockholders for the fiscal year ended April 30, 2005, the definitive proxy statement filed in connection with that annual report; (ii) the information contained in an annual report on Form 10-KSB under the 1934 Act for the fiscal year ended April 30, 2005; and (iii) the information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the 1934


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
Act  since  the  distribution  or  filing  of  the  reports  specified  above.

     (e)     No  Governmental  Review.  Such  Buyer  understands  that no United
             ------------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     (f)     Transfer or Resale.  Such Buyer understands that except as provided
             ------------------
in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

     (g)     Legends.  Such  Buyer  understands  that  the certificates or other
             -------
instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE


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
     SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
     (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II)
     UNLESS  SOLD  PURSUANT  TO  RULE  144  OR  RULE  144A  UNDER SAID ACT.
     NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, or issue to such holder by electronic delivery at the applicable balance account at DTC (as defined below), unless otherwise required by state securities laws, if: (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

     (h)     Validity;  Enforcement.  The  Transaction  Documents  to which such
             ----------------------
Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (i)     No  Conflicts.  The  execution,  delivery  and  performance by such
             -------------
Buyer of the Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

     (j)     Residency.  Such Buyer is a resident of that jurisdiction specified
             ---------
below  its
address  on  the  Schedule  of  Buyers.

     (k)     Independent  Investment  Decision.  Such  Buyer  has  independently
             ---------------------------------
evaluated the merits of its decision to purchase the Securities pursuant to the Transaction Documents, and such Buyer confirms that it has (i) not relied on the advice of any other Buyer's business and/or legal counsel in making such decision and (ii) not received or relied on any advice of the Company or its business and/or legal counsel in making such decision. Such Buyer acknowledges that it had the opportunity to review this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby with its own legal counsel and investment and tax advisors, if any. Such Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement and the other Transaction Documents.

     (l)     [Intentionally  Omitted]

     (m)     [Intentionally  Omitted]

     (n)     General  Solicitation.  Such Buyer is not purchasing the Securities
             ---------------------
as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

     (o)     Organization;  Authority.  Such  Buyer is an entity duly organized,
             ------------------------
validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership or other entity power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents to which it is a party (as defined below) and otherwise to carry out its obligations thereunder.

     (p)     Prohibited Transactions.  During the last 30 days prior to the date
             -----------------------
hereof, neither such Buyer, nor any Affiliate of such Buyer, foreign or domestic, which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Buyer's investments or trading or information concerning such Buyer's investments, including in respect of the Securities, and (z) is subject to such Buyer's review or input concerning such Affiliate's investments or trading (collectively, "TRADING AFFILIATES") has, directly or indirectly, effected or agreed to effect any short sale (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the Exchange
Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities each, a "PROHIBITED TRANSACTION"). Prior to the earliest to occur of (i) the termination of this Agreement, (ii) the Effective Date or (iii) the Effectiveness Deadline, such Buyer shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in (a) a Prohibited Transaction nor (b) any sale, assignment, pledge, hypothecation, put, call, or other transfer of any of the shares of Common Stock, warrants or other securities of the issuer acquired hereunder. Notwithstanding the foregoing, if such Buyer or any Trading Affiliate is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer's or Trading Affiliate's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer's or Trading Affiliate's assets, the representations set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.
       --------------------------------------------------

     The  Company  represents  and  warrants  to  each  of  the  Buyers  that:

     (a)     Organization and Qualification.  The Company and its "SUBSIDIARIES"
             ------------------------------
(which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a). The Company owns,
                                              --------------
directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, except those liens and security interests which may have been created or will be created in connection with the Company's acquisition of each Subsidiary as detailed on Schedule 3(a) attached
                                                          -------------
hereto (the "PERMITTED LIENS" hereinafter defined), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

     (b)     Authorization;  Enforcement;  Validity.  The  Company  has  the
             --------------------------------------
requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in
Section 5(b)), and each of the other agreements entered into by the Company hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the Conversion Shares


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
issuable upon conversion of the Notes, the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants, and the granting of a security interest in the Collateral (as defined in the Security Documents) have been duly authorized by the Company's board of directors and (other than (i) the filing of appropriate UCC financing statements with the appropriate states and other authorities pursuant to the Security Agreement, (ii) the filing of a Form D under Regulation D of the 1933 Act and (iii) the filing with the SEC of one or more Registration Statements and any other filings as may be required by any state securities agency in accordance with the requirements of the Registration Rights Agreement) no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders. This Agreement and the other Transaction Documents to which the Company and/or any Subsidiary is a party have been duly executed and delivered by the Company and/or such Subsidiary, as applicable, and constitute the legal, valid and binding obligations of the Company and/or such Subsidiary, as applicable, enforceable against the Company and/or such Subsidiary, as applicable, in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (c)     Issuance of Securities.  The issuance of the Notes and the Warrants
             ----------------------
are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals 175% of the maximum number of shares Common Stock initially issuable upon conversion of the Notes and upon exercise of the Warrants. Upon conversion in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

     (d)     No  Conflicts.  The  execution,  delivery  and  performance of this
             -------------
Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants, the granting of a security interest in the Collateral and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not
(i) result in a violation of the Articles of Incorporation (as defined in Section 3(r)) of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(r)) of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Over-The-Counter Bulletin Board (the "PRINCIPAL MARKET")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

     (e)     Consents.  Other than as set forth on Schedule 3(e), the Company is
             --------                              -------------
not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registrations, applications or filings pursuant to the preceding sentence. The Company is not in violation of the applicable listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

     (f)     Acknowledgment  Regarding  Buyer's  Purchase  of  Securities.  The
             ------------------------------------------------------------
Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) to the knowledge of the Company, an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

     (g)     No  General  Solicitation.  Neither  the  Company,  nor  any of its
             -------------------------
Subsidiaries or Affiliates, nor, to the Company's knowledge, any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim (including any claim from the Placement Agent (as defined below)). The Company acknowledges that it has engaged Gunn Allen Financial as placement agent (the "PLACEMENT AGENT") in connection with the sale of the Securities. Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

     (h)     No Integrated Offering.  None of the Company, its Subsidiaries, any
             ----------------------
of  their

Affiliates, or any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their Affiliates or any Person acting on its or their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

     (i)     Dilutive Effect.  The Company understands and acknowledges that the
             ---------------
number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrant is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     (j)     Application of Takeover Protections; Rights Agreement.  The Company
             -----------------------------------------------------
and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

     (k)     SEC  Documents;  Financial  Statements.  Except as disclosed in the
             --------------------------------------
SEC  Documents  or  on Schedule 3(k), during the two (2) years prior to the date
                       -------------
hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being herein referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system if such SEC Documents have been requested in writing by Buyers. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and except as subsequently amended, none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, except as subsequently amended, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers in connection with the transactions contemplated hereby which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of thecircumstance under which they are or were made, not misleading.

     (l)     Absence  of  Certain  Changes.  Except  as  disclosed  in  the  SEC
             -----------------------------
Documents  or  on  Schedule  3(l),  since  the date of the Company's most recent
                   --------------
audited financial statements contained in a Form 10-KSB, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company. Except as disclosed in the SEC Documents or on Schedule 3(l), since the date of the Company's most recent
                   --------------
audited financial statements contained in a Form 10-KSB, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), "INSOLVENT" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total Indebtedness (as defined in Section 3(s)), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

     (m)     No  Undisclosed Events, Liabilities, Developments or Circumstances.
             ------------------------------------------------------------------
No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form SB-2 or any other appropriate form filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

     (n)     Conduct  of  Business; Regulatory Permits.  Neither the Company nor
             -----------------------------------------
any of its Subsidiaries is in material violation of any term of or in default under its Articles of Incorporation or Bylaws or their organizational charter or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in material violation of any judgment, decree or order or any law, statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries is, or will conduct its business, in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     (o)     Foreign  Corrupt  Practices.  Neither  the  Company, nor any of its
             ---------------------------
Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (p)     Sarbanes-Oxley  Act.  The Company is in compliance with any and all
             -------------------
applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

     (q)     Transactions  With  Affiliates.  Except  as  set  forth  in the SEC
             ------------------------------
Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on the SEC Documents or on Schedule 3(q), none
                                                             -------------
of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

     (r)     Equity  Capitalization.  As  of  the  date  hereof,  the authorized
             ----------------------
capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which as of the date hereof, 32,225,129 are issued and outstanding, up to
8,000,000 shares will be reserved for issuance pursuant to the Company's stock option and purchase plans and 22,500,000 shares are reserved for issuance pursuant to securities (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which as of the date hereof, 1,000,000 shares of Series A Preferred Stock are issued and outstanding, 500,000 shares of Series C Preferred Stock are issued and outstanding, and 1,300 shares of Series D Preferred Stock are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 3(r): (i) none of
                                                               ----
the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) or in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries;
(iii) there are no outstanding debt securities, notes, credit or loan agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined below) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to purchase, repurchase, retire or redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"). The terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto are disclosed in the SEC Documents or on Schedule 3(r).
                                                                    ----

     (s)     Indebtedness  and  Other  Contracts.  Except  as  disclosed  on
             -----------------------------------
Schedule3(s), or any of the other Schedules attached hereto, neither the Company
------------
nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation  of  any  term  of  or  in  default  under  any contract, agreement or instrument  relating  to  any  Indebtedness,  except  where  such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. The Company's SEC Documents and Schedule 3(s) provide a detailed description of the
                             -------------
material  terms  of  any  such  outstanding  Indebtedness.  For purposes of this
Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services including (without limitation) "Capital Leases" in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (t)     Absence  of  Litigation.  There  is  no  action,  suit, proceeding,
             -----------------------
inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, which is in the aggregate material to the Company, except as set forth in the SEC Documents or on Schedule 3(t).
              ----

     (u)     Insurance.  The Company and each of its Subsidiaries are insured by
             ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     (v)     Employee  Relations.
             -------------------

          (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

          (ii) The Company and its Subsidiaries are in material compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (w)     Title.  The  Company  and its Subsidiaries have good and marketable
             -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except for Permitted Liens and except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

     (x)     Intellectual  Property  Rights.  Except  as  set  forth  in the SEC
             ------------------------------
Documents  or  on  Schedule3(x), the Company and its Subsidiaries own or possess
                   ------------
adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth in the SEC Documents or on Schedule 3(x), none of the Company's Intellectual
                                       ----
Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement. Except as set forth in the SEC Documents or on Schedule 3(x), the Company does not have any
                                    -------------
knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

     (y)     Environmental  Laws.  To  the  Company's knowledge, the Company and
             -------------------
its Subsidiaries (i) are in material compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in material compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (z)     Subsidiary  Rights.  Except as set forth in the SEC Documents or on
             ------------------
Schedule 3(z),  the  Company and its Subsidiaries have the unrestricted right to
-------------
vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

     (aa)     Investment  Company.  The  Company is not, and is not an affiliate
              -------------------
of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (bb)     Tax  Status.  Except  as  disclosed  in  the  SEC  Documents or on
              -----------
Schedule  3(bb),  the Company and each of its Subsidiaries (i) has made or filed
---------------
all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as disclosed in the SEC Documents or on Schedule 3(bb), there are no
                                                    --------------
unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Except as disclosed in the SEC Documents or on Schedule 3(bb), no liens
                                                        --------------
have been filed and no claims are being asserted by or against the Company or any of its Subsidiaries with respect to any taxes (other than liens for taxes not yet due and payable). Except as disclosed in the SEC Documents or on
Schedule  3(bb),  neither the Company nor it Subsidiaries has received notice of
---------------
assessment or proposed assessment of any taxes claimed to be owed by it or any other Person on its behalf. Except as disclosed in the SEC Documents or on
Schedule  3(bb),  neither  the  Company nor any Subsidiary is a party to any tax
---------------
sharing or tax indemnity agreement or any other agreement of a similar nature that remains in effect. Except as disclosed in the SEC Documents or on Schedule
                                                                        --------
3(bb),  each  of  the  Company and its Subsidiaries has complied in all material
-----
respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required.

     (cc)     Internal Accounting and Disclosure Controls.  The Company and each
              -------------------------------------------
of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference (the "INTERNAL ACCOUNTING CONTROLS"). To the best of its knowledge, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are reasonably effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

     (dd)     Off  Balance  Sheet  Arrangements.  There  is  no  transaction,
              ---------------------------------
arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the SEC Documents and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

     (ee)     Ranking  of  Notes.  Except  as  set  forth  on  Schedule (ee), no
              ------------------                               -------------
Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

     (ff)     Form  SB-2  Eligibility.  The  Company is eligible to register the
              -----------------------
Conversion Shares and the Warrant Shares for resale by the Buyers using Form SB-2 promulgated under the 1933 Act.

     (gg)     Transfer  Taxes.  On the Closing Date, all stock transfer or other
              ---------------
taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all material laws imposing such taxes will be or will have been complied with.

     (hh)     Manipulation of Price.  The Company and its Subsidiaries have not,
              ---------------------
and to the Company's knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (ii)     U.S.  Real  Property Holding Corporation.  The Company is not, nor
              ----------------------------------------
has  ever  been,  a U.S. real property holding corporation within the meaning of
Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer's request.

     (jj)     Disclosure.  The  Company  confirms  that neither it nor any other
              ----------
Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information other than the existence of the transactions contemplated by this Agreement or the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in the Securities. To the best knowledge of the Company, all disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated by this Agreement and the other Transaction Documents, including the Schedules and Exhibits hereto and thereto, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein or herein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or its Subsidiaries during the twelve (12) months preceding the date of this Agreement, which was not subsequently corrected, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, assets, liabilities, properties, prospects, operations or financial conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     (kk)     Lien  Searches.  Within six (6) Business Days prior to the Closing
              --------------
Date, the Company shall have delivered or caused to be delivered to each Buyer certified copies of UCC financing statement search results listing any and all effective financing statements filed within five years prior to such date in any applicable jurisdiction that name the Company or any of their Subsidiaries as a debtor to perfect an interest in any of the assets thereof, together with copies of such financing statements. In addition, attached hereto as Schedule 3(kk) is
                                                               --------------
a list of all proposed liens that will be created in connection with financings relating to the acquisition of any future Subsidiary, which proposed liens and the liens disclosed by the lien search to be provided within six Business Days after the Closing Date are herein defined as the "Permitted Liens." Except as provided in the Permitted Liens, no financing statements, except for any financing statements filed with respect to the Senior Indebtedness and as otherwise agreed to in writing by the Buyers as provided herein, shall cover any of the "Collateral" (as defined in the Security Documents), and the results of searches for any effective tax liens and judgment liens filed against any such Person or its property in any applicable jurisdiction, which results, except as otherwise agreed to in writing by the Buyers, shall not show any such effective tax liens and judgment liens.

     (ll)     Waiver  of  Rights  Offering.  Each  of Gottbetter Capital Master,
              ----------------------------
Ltd., Pierce Diversified Strategy Master Fund LLC, Castlerigg Master Investments Ltd. and UBS O'Connor LLC (F/B/O O'Connor Pipes Corporate Strategies Master Ltd.) have received that certain Offer Notice dated July 19, 2006 (the "OFFER NOTICE") delivered by the Company pursuant to Section 4(q) of that certain Securities Purchase Agreement dated May 19, 2006 (the "SERIES D PURCHASE AGREEMENT") and (b) each has waived its right to participate in the offering of the securities by the Company referenced in the Offer Notice as Buyers under the Series D Purchase Agreement (such written waivers, the "SERIES D WAIVERS").

4.     COVENANTS.
       ----------

     (a)     Best  Efforts.  Each  party  shall  use  its best efforts timely to
             -------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b)     Form  D  and  Blue  Sky.  The  Company agrees to file a Form D with
             -----------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

     (c)     Reporting  Status.  Until  the  date  on  which  the  Investors (as
             -----------------
defined in the Registration Rights Agreement) shall have sold all the Conversion Shares and Warrant Shares and none of the Notes or Warrants is outstanding (the "REPORTING PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

     (d)     Use  of  Proceeds.  The Company will use the proceeds from the sale
             -----------------
of  the  Securities  substantially  as  set  forth  in  Schedule  4(d).
                                                        --------------

     (e)     Financial Information.  The Company agrees to send the following to
             ---------------------
each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K or 10-KSB, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein "Business Day" means any other day other than a Saturday, Sunday, or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

     (f)     Listing.  Pursuant  to  the  Registration  Rights  Agreement,  the
             -------
Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

     (g)     Fees.  The Company shall (i) pay Gottbetter & Partners, LLP ("G&P")
             ----
$40,000 in legal fees plus reasonable expenses and (ii) shall reimburse Gottbetter Capital Finance, LLC (a Buyer) ("GCF") or its designee(s) up to $15,000 for due diligence and all reasonable expenses incurred in connection with the transactions contemplated by the Transaction Documents

(including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amounts shall be withheld by such Buyer from its Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated by the Transaction Documents including, without limitation, any fees or commissions payable to the Placement Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim against a Buyer relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

     (h)     Pledge of Securities.  The Company acknowledges and agrees that the
             --------------------
Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

     (i)     Disclosure  of  Transactions and Other Material Information.  On or
             -----------------------------------------------------------
before 8:30 a.m., New York Time, on the fourth Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of Note, the form of Warrant, the Registration Rights Agreement and the Security Agreement) as exhibits to such filing (collectively, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, the Company shall have disclosed any material, nonpublic information delivered to the Buyers by the Company, any of its Subsidiaries or any of their respective officers, directors, employees, stockholders, representatives or agents. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. In the event of a breach of the foregoing covenant by the Company, its Subsidiaries, or any of its respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, none of the Company, its Subsidiaries or any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and substantially contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Required Holders (as defined in the Notes) shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

     (j)     Restriction on Redemption and Cash Dividends.  So long as any Notes
             --------------------------------------------
are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend, except for the Series D Preferred Stock, or distribution on the Common Stock or preferred stock without the prior express written consent of the Required Holders.

     (k)     Additional  Notes; Variable Securities; Dilutive Issuances.  Except
             ----------------------------------------------------------
as may be permitted with respect to the purchase of any of its Subsidiaries as disclosed on Schedule 4(k) attached hereto, so long as any Buyer beneficially
               --------------
owns any Notes, the Company will not issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable. Except as may be permitted with respect to the purchase of any of its Subsidiaries and as disclosed in the SEC Documents, or so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company has authorized and reserved for purposes of such conversions or exercises or which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market.

     (l)     Corporate Existence.  So long as any Buyer beneficially owns any
             -------------------
Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

     (m)     Reservation  of  Shares.  So long as any Buyer owns any Securities,
             -----------------------
the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 175% of the number of shares of Common Stock issuable upon conversion of all of the Notes and issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the conversion of the Notes or exercise of the Warrants set forth in the Notes and Warrants, respectively).

     (n)     Conduct  of  Business.  The  business  of  the  Company  and  its
             ---------------------
Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any government, or any department or agency thereof or governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

     (o)     Additional  Issuances  of  Securities.
             -------------------------------------

          (i) For purposes of this Section 4(o), the following definitions shall apply.

               (1) "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

               (2) "OPTIONS" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

               (3) "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

          (ii)     Except  as  may  be required in connection with the Company's acquisition  of  any  of  its  future Subsidiaries as disclosed on Schedule
                                                                        --------
     4(k)  attached  hereto,  or  other  obligations  as  disclosed  in  the SEC
     ----
     Documents, from the date hereof until the date that is 30 Trading Days (as defined in the Notes) following the Effective Date (the "TRIGGER DATE"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT").

          (iii) Except as may be required in connection with the Company's acquisition of any of its Subsidiaries, or other obligations as disclosed in the SEC Documents, from the Trigger Date until the date on which none of the Notes is outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o)(iii).

               (1) The Company shall deliver to each Buyer who still holds Notes a written notice (the "OFFER NOTICE") of any proposed or intended issuance or sale or exchange (the "OFFER") of the securities being offered (the "OFFERED SECURITIES") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers all of the Offered Securities, allocated among such Buyers (a) based on such Buyer's pro rata portion of the aggregate principal amount of Notes purchased hereunder (the "BASIC AMOUNT"), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT").

               (2) To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th ) Business Day after such Buyer's receipt of the Offer Notice (the "OFFER PERIOD"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts
                --------  --------
          subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary.

               (3) Following the expiration of the Offer Period, the Company shall as promptly as reasonably practicable offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "REFUSED SECURITIES"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

               (4) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(o)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

               (5) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel and to the Company and its counsel.

               (6) Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(o)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

          (iv) The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes).

     (p)     Additional  Registration Statements.  Until the Effective Date, the
             -----------------------------------
Company will not file a registration statement under the 1933 Act relating to securities that are not the Securities.

     (q)     No  Short  Position.  Each  of  the  Buyers  and any of its Trading
             -------------------
Affiliates  do  not  have  an  open  short  position  in  the  Common  Stock.

     (r)     Account  Control  Agreements.  The  Company  shall  deliver  to the
             ----------------------------
Buyer(s) within ten (10) Business Days following the Closing Date, a deposit account control agreement, in form and substance satisfactory to the Buyer(s), duly executed by the Company, the Buyer(s) and the Company's bank (the
"DEPOSITORY BANK") with respect to the accounts of the Company and, if applicable, the accounts of its Subsidiaries maintained at the Depository Bank.

     (s)     Transactions  With  Affiliates.  Except  as  may  be  required  in
             ------------------------------
connection with the Company's future acquisition of any of its Subsidiaries as disclosed on Schedule 4(k) attached hereto, or other obligations as disclosed in
             -------------
the SEC Documents, so long as any Note or Warrant is outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any Subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "RELATED PARTY"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (c) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     (t)     Restriction  on  Issuance  of  the Capital Stock.  Except as may be
             ------------------------------------------------
required in connection with the Company's future acquisition of any of its Subsidiaries as disclosed on Schedule 4(k) attached hereto, or other obligations
                             -------------
as disclosed in the SEC Documents, and except for Excluded Securities (as defined in the Notes), the Company shall not, without the prior written consent of the Buyers, (i) issue or sell shares of Common Stock or preferred stock without consideration or for a consideration per share less than the greater of the Closing Bid Price of the Common Stock determined immediately prior to its issuance or $0.01, if the Common Stock is not traded or quoted on the Principal Market or any national exchange, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than the greater of such Common Stock's Closing Bid Price value determined immediately prior to its issuance or $0.01, if the Common Stock is not traded on the Principal Market or any national exchange, (iii) enter into any security instrument granting the holder a security interest in any assets of the Company or its Subsidiaries, or (iv) file any registration statement on Form S-8, provided that (x) such shares are not issued without consideration or for a consideration less than the greater of the Common Stock's Closing Bid Price on the date of issuance or $0.01, if the Common Stock is not traded or quoted on the Principal Market or any national exchange, and (y) such Form S-8 registration statement is not filed prior to 90 days following the effectiveness of the registration statement. "Closing Bid Price" on any day shall be the closing bid price for a share of Common Stock on such date on the Principal Market (or such other exchange, market, or other system that the Common Stock is then traded on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

     (u)     Removal  of  Legend.  In  addition  to  the Buyer's other available
             -------------------
remedies, the Company shall pay to the Buyer, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares and/or Conversion Shares (based on the closing price of the Common Stock on the date such Warrant Shares and/or Conversion Shares are submitted to the Company's transfer agent), $5 per trading day (increasing to $10 per Trading Day five Trading Days after such damages have begun to accrue) for each trading day after the third trading day following delivery by a Buyer to the Company or the Company's transfer agent of a certificate representing Warrant Shares and/or Conversion Shares issued with a restrictive legend, until such certificate is delivered to the Buyer with such legend removed. Nothing herein shall limit the Buyer's right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any securities as required hereby or by the Irrevocable Transfer Agent Instructions, and the Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

     (v)     Conduct of Business.  Neither the Company nor its Subsidiaries will
             -------------------
conduct its business in violation of any term of or in default under its Certificate or Articles of Incorporation or Bylaws. Neither the Company nor any of its Subsidiaries will conduct its business in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.

     (w)     Collateral  Agent.
             ------------------

               (i) Each Buyer hereby (a) appoints GCF, as the collateral agent hereunder and under the other Security Documents (in such capacity, the "COLLATERAL AGENT"), and (b) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer's behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the "COLLATERAL AGENT INDEMNITEES") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents.

               (ii) The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other

Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

               (iii) The Collateral Agent (i) may resign from the performance of all its functions and duties hereunder and under the Notes and the Security Documents at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes and (ii) the Collateral Agent shall immediately resign if Gottbetter Capital Finance, LLC, or one of its affiliates, is no longer a holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal under the Notes shall appoint a successor Collateral Agent. Upon the acceptance of the appointment as Collateral Agent, such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the other Security Documents. After any Collateral Agent's resignation hereunder, the provisions of this Section 4(w) shall inure to its benefit. If a successor Collateral Agent shall not have been so appointed within said ten (10) Business Day period, the retiring Collateral Agent shall then appoint a successor Collateral Agent who shall serve until such time, if any, as the holders of a majority of the outstanding principal under the Notes appoint a successor Collateral Agent as provided above.

5.     REGISTER;  TRANSFER  AGENT  INSTRUCTIONS.
       ----------------------------------------

     (a)     Register.  The  Company  shall  maintain at its principal executive
             --------
offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by any Buyer or its legal representatives.

     (b)     Transfer  Agent  Instructions.  The Company shall issue irrevocable
             -----------------------------
instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company ("DTC"), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued at the Closing or upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit E
                                                                       ---------
attached hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.
       -----------------------------------------------------

     The obligation of the Company hereunder to issue and sell the Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

          (i)     Such  Buyer  shall  have  executed  each  of  the  Transaction
     Documents to which it is a party and delivered the same to the Company.

          (ii) Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of GCF, the amounts withheld pursuant to Section 4(g)) for the Notes and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.     CONDITIONS  TO  EACH  BUYER'S  OBLIGATION  TO  PURCHASE.
       -------------------------------------------------------

     The obligation of each Buyer hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          (i) The Company shall have executed and delivered (or, in the case of any Transaction Document to which a Subsidiary is a party, caused such Subsidiary to execute and deliver) to such Buyer (A) each of the Transaction Documents to which it or any Subsidiary is a party, (B) the Notes (in such principal amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, and (C) the Warrants (in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

          (ii) Such Buyer shall have received the opinion of Glast, Phillips & Murray, P.C., the Company's outside counsel, dated as of the Closing Date, in substantially the form of Exhibit F attached hereto and a letter
                                          ---------
     stating  that  the  Company  is  good  standing  with  its  attorneys.

          (iii) The Company shall have delivered to such Buyer a true copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (iv) The Company shall have delivered to such Buyer a true copy of a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date.

          (v) The Company shall have delivered to such Buyer a true copy of a certificate evidencing the Company's and each Subsidiary's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company or such Subsidiary conducts business, as of a date within ten (10) days of the Closing Date.

          (vi) The Company shall have delivered to such Buyer a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

          (vii) The Company shall have delivered to such Buyer a certificate, executed by the Chief Executive Officer of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with
     Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Incorporation and
     (iii)  the  Bylaws,  each as in effect at the Closing, in the form attached hereto  as  Exhibit  G.
                 ----------

          (viii) The representations and warranties of the Company shall be true and correct in all material respects (other than representations and warranties that are already qualified by materiality or Material Adverse Effect which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit H.
                                                                      ---------

          (ix) The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within two (2) days of the Closing Date.

          (x) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

          (xi) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities and the grant of the security interest in the assets of the Company and its Subsidiaries, including the consent of any existing lender or landlord of the Company or any Subsidiary, as applicable.

          (xii) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's certified public accountant as to its ability to provide all consents required in order to file a registration statement in connection with this transaction and that the Company is in good standing with its auditors.

          (xiii) Within six (6) Business Days prior to the Closing Date, the Company shall have delivered or caused to be delivered to each Buyer
     (A) true copies of UCC search results setting forth the Permitted Liens, and the results of searches for any tax lien and judgment lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Buyers shall not show any such Liens (as defined in the Security Documents); and (B) a perfection opinion in form and substance satisfactory to the Buyers.

          (xiv) The Company shall have delivered to the Buyers the Series D Waiver signed by all of the Buyers in the Series D Purchase Agreement.

          (xv) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.     TERMINATION.  In  the event that the Closing shall not have occurred with
       -----------
respect  to  a

Buyer  on  or  before  five  (5)  Business  Days from the date hereof due to the
Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party without liability to any other party; provided, however, that if this Agreement is terminated
                        --------   -------
pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

9.     MISCELLANEOUS.
       -------------

     (a)     Governing  Law; Jurisdiction; Jury Trial.  All questions concerning
             ----------------------------------------
the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (b)     Counterparts.  This  Agreement  may  be  executed  in  two  or more
             ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     (c)     Headings.  The  headings  of  this Agreement are for convenience of
             --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d)     Severability.  If  any provision of this Agreement shall be invalid
             ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e)     Entire  Agreement;  Amendments.  This  Agreement  and  the  other
             ------------------------------
Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

     (f)     Notices.  Any  notices,  consents,  waivers or other communications
             -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

                              Charys Holding Company, Inc.
                              1117 Perimeter Center West, Suite N415
                              Atlanta, GA 30338
                              Attention:     Billy Ray, Jr.
                              Telephone:     678-443-2300
                              Facsimile:     678-443-2320


     Copy to (for informational purposes only):

                              Glast, Phillips & Murray, P.C.
                              815 Walker Street, Suite 1250
                              Houston, Texas 77002
                              Attention:     Norman T. Reynolds, Esq.

                              Telephone:     713-237-3135
                              Facsimile:     713-237-3202


     If to the Transfer Agent:

                              Fidelity Transfer Company
                              1800 S. West Temple, Suite 301
                              Salt Lake City, Utah 84115
                              Attention:     Heidi Sadowski
                              Telephone:     801-484-7222
                              Facsimile:     801-466-4122


     If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, with a copy (for informational purposes only) to:

                              Gottbetter & Partners, LLP
                              488 Madison Avenue, 12th Floor
                              New York, New York 10022
                              Telephone:     (212) 400-6900
                              Facsimile:     (212) 400-6901
                              Attention:     Jason M. Rimland, Esq.

     or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

     (g)     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights; provided that such assignee agrees in writing to be bound by all of the provisions contained herein.

     (h)     No  Third  Party Beneficiaries.  This Agreement is intended for the
             ------------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and, except as set forth in Section 9(k) below, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (i)     Survival.  Unless this Agreement is terminated under Section 8, the
             --------
representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     (j)     Further  Assurances.  Each  party shall do and perform, or cause to
             -------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (k)     Indemnification.  In  consideration  of  each Buyer's execution and
             ---------------
delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, managers, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in
Section  6  of  the  Registration  Rights  Agreement.

     (l)     No  Strict  Construction.  The language used in this Agreement will
             ------------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (m)     Remedies.  Each  Buyer and each holder of the Securities shall have
             --------
all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

     (n)     Rescission  and  Withdrawal Right.  Notwithstanding anything to the
             ---------------------------------
contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     (o)     Payment  Set Aside.  To the extent that the Company makes a payment
             ------------------
or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     (p)     Independent  Nature  of  Buyers'  Obligations  and  Rights.  The
             ----------------------------------------------------------
obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that to its knowledge the Buyers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.


                                        CHARYS HOLDING COMPANY, INC.


                                        By
                                            ------------------------------------
                                            Name:   Billy V. Ray, Jr.
                                            Title:  Chief Executive Officer


                                        BUYERS:

                                        GOTTBETTER CAPITAL FINANCE, LLC


                                        By:
                                            ------------------------------------
                                            Name:   Michael W. Chorske
                                            Title:  President


                                        FORT MASON MASTER, LP


                                        By:
                                            ------------------------------------
                                            Name:   Dan German
                                            Title:  Managing Member, Fort Mason
                                                    Capital, LLC


                                        FORT MASON PARTNERS, LP


                                        By:
                                            ------------------------------------
                                            Name:   Dan German
                                            Title:  Managing Member, Fort Mason
                                                    Capital, LLC


                                        UBS O'CONNOR LLC, FBO O'CONNOR PIPES
                                        CORPORATE STRATEGIES MASTER LIMITED


                                        By:
                                            ------------------------------------
                                            Name:   Jeff Richmond
                                            Title:

                                        FORT MASON CAPITAL, LLC


                                        By:
                                            ------------------------------------
                                            Name:   Dan German
                                            Title:  Managing Member


                                        GCA STRATEGIC INVESTMENT FUND LIMITED


                                        By:
                                            ------------------------------------
                                            Name:   Lewis N. Lester
                                            Title:  Director


                                        PCM II, LLC
                                        By: Prentice Capital Management, LP, as
                                            Manager


                                        By:
                                            ------------------------------------
                                            Name:  Michael Weiss
                                            Its:   Chief Financial Officer

                                                       SCHEDULE OF BUYERS

      (1)                         (2)                     (3)            (4)                  (5)                     (6)
                                                                      AGGREGATE
                                                                      NUMBER OF      LEGAL REPRESENTATIVE'S
                              ADDRESS AND            AGGREGATE NOTE    WARRANT            ADDRESS AND
BUYER                      FACSIMILE NUMBER            PRINCIPAL        SHARES          FACSIMILE NUMBER         PURCHASE PRICE
-------------------  -----------------------------  ----------------  ----------  ----------------------------  ----------------
Gottbetter Capital   488 Madison Avenue             $     1,052,632     254,084   Jason M. Rimland, Esq.        $     1,000,000
Finance, LLC         12th Floor                                                   Gottbetter & Partners, LLP
                     New York, NY 10022                                           488 Madison Avenue
                     Facsimile:                                                   12th Floor
                     212.400.6999                                                 New York, NY 10022
                                                                                  Facsimile: 212.400.6901

PCM II, LLC          623 Fifth Avenue, 32nd         $    10,526,315   2,540,835   Michael Weiss                 $    10,000,000
                     Fl.                                                          Prentice Capital
                     New York, NY 10022                                           Management, LP
                     Facsimile: (212) 756-                                        623 Fifth Avenue, 32nd Fl.
                     1480                                                         New York, NY 10022
                                                                                  Facsimile: (212) 756-1480


Fort Mason Master,   Four Embarcadero               $  7,413,946.95   1,789,573   Marshall Jensen               $  7,043,249.60
LP                   Center, Suite 2050                                           Fort Mason Capital, LLC
                     San Francisco, CA                                            Four Embarcadero Center,
                     94111                                                        Suite 2050
                     Facsimile:                                                   San Francisco, CA 94111
                     415.288.8113                                                 Facsimile: 415 288-8113


Fort Mason           Four Embarcadero               $    480,789.47     116,053   Marshall Jensen               $    456,749.99
Partners, LP         Center, Suite 2050                                           Fort Mason Capital, LLC
                     San Francisco, CA                                            Four Embarcadero Center,
                     94111                                                        Suite 2050
                     Facsimile:                                                   San Francisco, CA 94111
                     415.288.8113                                                 Facsimile: 415 288-8113


UBS O'Connor         One North Wacker               $       526,316     127,042   Chuck Mathys, Esq.            $       500,000
LLC,                 Drive, 32nd Floor                                            UBS O'Connor
FBO O'Connor         Chicago, IL 60606                                            1 North Wacker
PIPES Corporate      Facsimile: 312-525-                                          Chicago, IL 60606
Strategies Master    6271                                                         Facsimile: 312-525-6271
Limited


GCA Strategic        c/o Prime Management Limited   $     1,052,632     254,084   Lewis N. Lester               $     1,000,000
Investment Fund      Mechanics Building                                           GCA Strategic Investment
Limited              12 Church Street                                             Fund Limited
                     Hamilton HM II, Bermuda                                      c/o Prime Management
                                                                                  Limited
                                                                                  Mechanics Building
                                                                                  12 Church Street
                                                                                  Hamilton HM II, Bermuda
                                                                                  Facsimile: 441-295-3926
--------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBITS

Exhibit A     Form of Notes
Exhibit B     Form of Warrants
Exhibit C     Registration Rights Agreement
Exhibit D     Form of Security Agreement
Exhibit E     Irrevocable Transfer Agent Instructions
Exhibit F     Form of Opinion Letter
Exhibit G     Form of Resolutions, Articles of Incorporation and By-Laws
Exhibit H     Form of Officer's Certificate




                                    SCHEDULES

Schedule 3(a)     Subsidiaries
Schedule 3(k)     SEC Documents; Financial Statements
Schedule 3(l)     Absence of Certain Changes
Schedule 3(q)     Transactions with Affiliates
Schedule 3(r)     Exceptions to Equity Capital
Schedule 3(s)     Indebtedness and Other Contracts
Schedule 3(t)     Litigation
Schedule 3(x)     Intellectual Property Rights
Schedule 3(z)     Subsidiary Rights
Schedule 3(bb)    Tax Status
Schedule 3(ee)    Ranking of Notes
Schedule 3(kk)    Permitted Liens
Schedule 4(d)     Use of Proceeds